EXHIBIT 32.2

CERTIFICATION OF CHIEF FINANCIAL OFFICER
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Dovid Lieberman,   Chief   Accounting   Officer   of World Health Energy Holdings, Inc., (the "Company"), hereby  certify,  pursuant to 18 U.S.C.  Section  1350,  as adopted pursuant  to  Section  906  of  the  Sarbanes- Oxley  Act of  2002,  that,  to my knowledge:

(1) The  Company's  Quarterly  Report on Form 10-Q for the quarter  ended September 30, 2011, as filed with the Securities and Exchange  Commission on the date hereof (the  "Report"),  fully  complies with the requirements  of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)  The  information  contained  in the  Report  fairly  presents,  in all material  respects,  the  financial condition  and results of operations of the Company.

Date: November 21, 2011	By:	/s/ Dovid Lieberman
Dovid Lieberman,
Chief Accounting Officer

This  certification  accompanies  the  Report  pursuant  to  Section  906 of the Sarbanes-Oxley  Act of 2002 and  shall not be deemed  filed by the  Company  for purposes of Section 18 of the Securities Exchange Act of 1934, as amended.

A signed original of this written statement required by Section 906, or other document authenticating, acknowledging, or otherwise adopting the signature that appears in typed form within the  electronic  version of this written  statement required by Section 906,  has been  provided to the Company and will be retained by the Company and furnished to the  Securities  and Exchange  Commission or its staff upon request.